UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2014

VGTel, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	000-52983	01-0671426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Rella Blvd., Suite 174
Suffern, New York 10901
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (845) 368-0110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

VGTel, Inc.

May 13, 2014

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Adar Bays, LLC Financing

On May 14, 2014, we entered into a Securities Purchase Agreement with Adar Bays, LLC, an accredited investor (“Adar Bays”), pursuant to which we issued Adar Bays two convertible notes.  The first note, due May 14, 2015 in the principal amount of $125,000 (“AB Note 1”), was issued in exchange for $125,000 in cash.  The second note, due May 14, 2014 in the principal amount of $125,000 (“AB Note 2” and, together with AB Note 1, the “AB Notes”), was issued in exchange for a full-recourse, collateralized promissory note from Adar Bays in the amount of $125,000 (the “AB Payment Note”).  The AB Payment Note is due on January 14, 2015, unless we do not meet the current public information requirement pursuant to Rule 144, in which case both AB Note 2 and the AB Payment Note may be cancelled.  The AB Payment Note is secured by AB Note 1.

Interest on the AB Notes accrues at the rate of 8% per annum and must be paid in shares of our common stock at the conversion price.  We are not required to make any payments on the AB Notes until maturity.  We have the right to repay the AB Notes at any time during the first six months of the notes at 150% of the unpaid principal amount upon three business days’ prior written notice to Adar Bays.

Adar Bays may convert the outstanding principal on the AB Notes into shares of our common stock at the conversion price per share equal to 60% of the second lowest daily volume weighted average price of the common stock during the 12 trading days immediately preceding and including the date of conversion.  There is no minimum conversion price.

LG Capital Funding, LLC Financing

On May 14, 2014, we entered into a Securities Purchase Agreement with LG Capital Funding, LLC, an accredited investor (“LG Capital”), pursuant to which we issued LG Capital two convertible notes.  The first note, due May 14, 2015 in the principal amount of $125,000 (“LG Note 1”), was issued in exchange for $125,000 in cash.  The second note, due May 14, 2014 in the principal amount of $125,000 (“LG Note 2” and, together with LG Note 1, the “LG Notes”), was issued in exchange for a full-recourse, collateralized promissory note from LG Capital in the amount of $125,000 (the “LG Payment Note”).  The LG Payment Note is due on January 14, 2015, unless we do not meet the current public information requirement pursuant to Rule 144, in which case both LG Note 2 and the LG Payment Note may be cancelled.  The LG Payment Note is secured by LG Note 1.

Interest on the LG Notes accrues at the rate of 8% per annum and must be paid in shares of our common stock at the conversion price.  We are not required to make any payments on the LG Notes until maturity.  We have the right to repay the LG Notes at any time during the first six months of the notes at 150% of the unpaid principal amount upon three business days’ prior written notice to LG Capital.

LG Capital may convert the outstanding principal on the LG Notes into shares of our common stock at the conversion price per share equal to 60% of the second lowest daily volume weighted average price of the common stock during the 12 trading days immediately preceding and including the date of conversion.  There is no minimum conversion price.

The securities sold in the Adar Bays and LG Capital financing transactions were issued in transactions pursuant to Regulation D under the Securities Act of 1933, as amended.

Copies of the definitive agreements and notes relating to the Adar Bays and LG Capital financing transactions are filed herewith as Exhibits 10.1 through 10.8, and are incorporated herein by reference.  The foregoing summary descriptions of the definitive agreements and notes are qualified in their entirety by reference to the full texts of each of such exhibits.

Item 3.02.

Unregistered Sales of Equity Securities.

The information set forth above in Item 2.03 of this current report is incorporated herein by reference in its entirety.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2014, we announced the appointments of Martha Phillips and Franco Gelsomino to our Board of Directors, effective July 2014.  With these additions, our Board will be comprised of four directors.

Martha Phillips, age 54, has been heavily involved in the non-profit sector serving as a project manager with Junior Achievement in San Diego, California since November 2012 and the Board Chair of Point Loma Summer Concerts since January 2009, previously worked in a development capacity with TKF – Tariq Khamisa Foundation from November 2011 to November 2012.  Ms. Phillips served as a financial services executive from September 1980 through 2007, with Sierra Pacific Mortgage (Regional Manager, June 2006 to October 2007), Loan City (Regional Vice President, July 2005 to June 2006, AIG United Guaranty (Regional Manager, April 2004 to July 2005, and Wells Fargo Home Mortgage (Group Vice President, November 1999 to January 2003, and Regional Manager, September 1992 to November 1999).  Ms. Phillips brings lending and finance expertise to our company, making her well qualified to serve as a director.

Franco Gelsomino, age 50, has been a commercial real estate broker with Coldwell Banker TG in Boise, Idaho, since March 2014. He was previously a commercial real estate broker and lender at Rancon Group in Temecula, California from May 2003 to August 2009.  Mr. Gelsomino owned and operated IdahoInHomeCare, LLC, a home care service for disabled adults in Boise, Idaho, from November 2009 to March 2014.  Mr. Gelsomino was a sales and service manager with Bantel Corporation, a banking telecommunication equipment distributor in Temecula, California from June 1999 to April 2003.  Mr. Gelsomino brings experience in capital allocation and leadership expertise to our company, making him well qualified to serve as a director.

Neither individual has previously engaged in a related party transaction with our company at any time, and there are no family relationships between these individuals and any of our current executive officers and directors.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

10.1	Securities Purchase Agreement dated as of May 14, 2014, between VGTel, Inc. (“VGTel”) and Adar Bays, LLC (“Adar Bays”).
10.2	Form of 8% Convertible Redeemable Note due May 14, 2015 of VGTel to Adar Bays.
10.3	Form of 8% Convertible Redeemable Note due May 14, 2015 (Back End Note) of VGTel to Adar Bays.
10.4	Form of Collateralized Secured Promissory Note dated May 14, 2014, of Adar Bays to VGTel.
10.5	Securities Purchase Agreement dated as of May 14, 2014, between VGTel and LG Capital Funding, LLC (“LG Capital”).
10.6	Form of 8% Convertible Redeemable Note due May 14, 2015 of VGTel to LG Capital.
10.7	Form of 8% Convertible Redeemable Note due May 14, 2015 (Back End Note) of VGTel to LG Capital.
10.8	Form of Collateralized Secured Promissory Note dated May 14, 2014, of LG Capital to VGTel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VGTEL, INC.

Date: May 19, 2014	By:	/s/ Neil Fogel
Neil Fogel
Chief Financial Officer

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